John Hancock Funds II

International Value Fund

Supplement dated June 25, 2020 to the current Prospectus, as may be supplemented

At its meeting held on June 23 – 25, 2020, the Board of Trustees (the “Board”) of John Hancock Funds II, of which International Value Fund (“International Value”) is a series, voted to recommend that the shareholders of International Value approve a reorganization, that is expected to be tax-free, of International Value into Disciplined Value International Fund (“Disciplined Value International” and, together with International Value, the “Funds”), a series of John Hancock Investment Trust, as described below (the “Reorganization”). Shareholders of record as of July 28, 2020, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held telephonically on or about October 2, 2020, International Value would transfer all of its assets to Disciplined Value International in exchange for corresponding shares of Disciplined Value International. Disciplined Value International would also assume substantially all of International Value’s liabilities. The corresponding shares of Disciplined Value International would then be distributed to International Value’s shareholders, and International Value would be terminated. If approved by International Value’s shareholders, the Reorganization is expected to occur as of the close of business on or about October 16, 2020 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about August 14, 2020.

International Value will remain open to purchases and redemptions from existing shareholders until the Closing Date. International Value will not accept orders from new investors to purchase shares of International Value, effective as of the close of business on July 27, 2020. However, discretionary fee-based advisory programs that include International Value as an investment option as of the close of business on July 27, 2020, may continue to make International Value shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of International Value.

To satisfy an Internal Revenue Service requirement, International Value hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to International Value’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding International Value or Disciplined Value International, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.